UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investors Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: March 31, 2009

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON PARTNERS

CAPITAL AND INCOME FUND

FORM N-Q

MARCH 31, 2009

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited)	March 31, 2009

SHARES	SECURITY	VALUE
COMMON STOCKS - 64.4%
CONSUMER DISCRETIONARY - 4.5%
Media - 4.5%
732,800	Lamar Advertising Co., Class A Shares *	$7,144,800
569,060	Thomson Reuters PLC	12,729,774
329,887	Time Warner Cable Inc.	8,181,207
1,314,240	Time Warner Inc.	25,364,832
399,800	Walt Disney Co.	7,260,368
3,142,800	Warner Music Group Corp. *	7,385,580

	TOTAL CONSUMER DISCRETIONARY	68,066,561

CONSUMER STAPLES - 5.9%
Food & Staples Retailing - 0.0%
28,868	FHC Delaware Inc. (a)(b)*	0

Food Products - 2.0%
1,948	Aurora Foods Inc. (a)(b)*	0
1,346,820	Kraft Foods Inc., Class A Shares	30,020,618

	Total Food Products	30,020,618

Household Products - 3.9%
797,870	Kimberly-Clark Corp.	36,789,785
479,530	Procter & Gamble Co.	22,581,068

	Total Household Products	59,370,853

	TOTAL CONSUMER STAPLES	89,391,471

ENERGY - 9.6%
Energy Equipment & Services - 2.9%
1,148,975	Halliburton Co.	17,774,644
939,910	National-Oilwell Varco Inc. *	26,984,816

	Total Energy Equipment & Services	44,759,460

Oil, Gas & Consumable Fuels - 6.7%
324,470	Devon Energy Corp.	14,500,564
4,218,600	El Paso Corp.	26,366,250
236,040	Petrohawk Energy Corp. *	4,539,049
112,020	Range Resources Corp.	4,610,743
1,056,540	Spectra Energy Corp.	14,939,476
737,300	Total SA, ADR	36,171,938

	Total Oil, Gas & Consumable Fuels	101,128,020

	TOTAL ENERGY	145,887,480

EXCHANGE TRADED FUND - 1.5%
294,240	UltraShort S&P500 ProShares	23,274,384

FINANCIALS - 7.4%
Capital Markets - 4.1%
2,200,270	Charles Schwab Corp.	34,104,185
1,602,460	Invesco Ltd.	22,210,096
1,097,949	Och-Ziff Capital Management Group	6,664,550

	Total Capital Markets	62,978,831

Insurance - 2.8%
285,010	Arch Capital Group Ltd. *	15,350,639
656,600	Travelers Cos. Inc.	26,684,224

	Total Insurance	42,034,863

Real Estate Investment Trusts (REITs) - 0.5%
484,450	Redwood Trust Inc.	7,436,307

	TOTAL FINANCIALS	112,450,001

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2009

SHARES	SECURITY	VALUE
HEALTH CARE - 5.5%
Health Care Equipment & Supplies - 1.4%
113,750	Alcon Inc.	$10,341,013
363,930	Medtronic Inc.	10,725,017

	Total Health Care Equipment & Supplies	21,066,030

Health Care Technology - 1.4%
2,112,389	HLTH Corp. *	21,863,226

Pharmaceuticals - 2.7%
337,740	Johnson & Johnson	17,765,124
593,810	Novartis AG, ADR	22,463,832

	Total Pharmaceuticals	40,228,956

	TOTAL HEALTH CARE	83,158,212

INDUSTRIALS - 10.3%
Aerospace & Defense - 3.1%
524,510	L-3 Communications Holdings Inc.	35,561,778
333,868	TransDigm Group Inc. *	10,964,225

	Total Aerospace & Defense	46,526,003

Commercial Services & Supplies - 2.2%
2,547,951	Covanta Holding Corp. *	33,352,679

Industrial Conglomerates - 5.0%
1,927,600	General Electric Co.	19,488,036
1,990,890	McDermott International Inc. *	26,658,017
690,380	United Technologies Corp.	29,672,532

	Total Industrial Conglomerates	75,818,585

	TOTAL INDUSTRIALS	155,697,267

INFORMATION TECHNOLOGY - 9.1%
Communications Equipment - 1.9%
1,144,530	Nokia Oyj, ADR	13,356,665
70,139	Nortel Networks Corp. *	15,781
389,230	QUALCOMM Inc.	15,144,940

	Total Communications Equipment	28,517,386

Computers & Peripherals - 1.6%
2,028	Axiohm Transaction Solutions Inc. (a)(b)*	0
2,158,660	EMC Corp. *	24,608,724

	Total Computers & Peripherals	24,608,724

Software - 5.6%
399,600	Adobe Systems Inc. *	8,547,444
2,136,060	Microsoft Corp.	39,239,422
2,105,090	Oracle Corp. *	38,038,976

	Total Software	85,825,842

	TOTAL INFORMATION TECHNOLOGY	138,951,952

MATERIALS - 7.0%
Chemicals - 3.2%
458,130	Air Products & Chemicals Inc.	25,769,813
266,230	Monsanto Co.	22,123,713

	Total Chemicals	47,893,526

Metals & Mining - 3.8%
330,800	Agnico-Eagle Mines Ltd.	18,829,136
368,300	Barrick Gold Corp.	11,940,286
986,860	Commercial Metals Co.	11,398,233

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2009

SHARES	SECURITY	VALUE
Metals & Mining - 3.8% (continued)
349,000	Newmont Mining Corp.	$15,621,240

	Total Metals & Mining	57,788,895

	TOTAL MATERIALS	105,682,421

TELECOMMUNICATION SERVICES - 2.1%
Wireless Telecommunication Services - 2.1%
1,052,350	American Tower Corp., Class A Shares *	32,023,011

UTILITIES - 1.5%
Gas Utilities - 1.5%
737,860	National Fuel Gas Co.	22,630,166

	TOTAL COMMON STOCKS (Cost - $1,477,048,558)	977,212,926

CONVERTIBLE PREFERRED STOCKS - 2.0%
ENERGY - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
18,600	El Paso Corp., 4.990%	10,792,650

MATERIALS - 1.3%
Metals & Mining - 1.3%
21,880	Freeport-McMoRan Copper & Gold Inc., 5.500%	19,916,270

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $27,124,479)	30,708,920

PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Consumer Finance - 0.0%
1,580	Preferred Blocker Inc., 7.000% (c)	314,667

Diversified Financial Services - 0.0%
	TCR Holdings Corp.:
321	Class B Shares, 0.000% (a)(b)*	0
177	Class C Shares, 0.000% (a)(b)*	0
466	Class D Shares, 0.000% (a)(b)*	0
964	Class E Shares, 0.000% (a)(b)*	0

	Total Diversified Financial Services	0

Thrifts & Mortgage Finance - 0.0%
74,600	Federal Home Loan Mortgage Corp. (FHLMC), 8.375% (d)*	34,316
2,800	Federal National Mortgage Association (FNMA), 7.000% (d)*	1,680
54,025	Federal National Mortgage Association (FNMA), 8.250% (d)*	38,358

	Total Thrifts & Mortgage Finance	74,354

	TOTAL PREFERRED STOCKS (Cost - $3,800,531)	389,021

FACE AMOUNT
ASSET-BACKED SECURITIES - 0.7%
FINANCIALS - 0.7%
Automobiles - 0.1%
$1,050,000	ARG Funding Corp., 4.290% due 4/20/11 (c)	857,635

Diversified Financial Services - 0.0%
2,750,745	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19 (a)(b)(f)	0

Home Equity - 0.5%
177,170	ACE Securities Corp., 0.692% due 1/25/36 (e)	21,371
	Bear Stearns Asset-Backed Securities Trust:
116,800	0.872% due 9/25/34 (e)	102,303
374,083	0.802% due 2/25/36 (e)	315,267
349,152	Centex Home Equity Loan Trust, 3.735% due 2/25/32	199,316
90,674	Cityscape Home Equity Loan Trust, 2.172% due 7/25/28 (e)	44,710

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2009

FACE AMOUNT	SECURITY	VALUE
Home Equity - 0.5% (continued)
$135,920	Countrywide Asset-Backed Certificates, 1.772% due 6/25/34 (e)	$10,886
	Countrywide Home Equity Loan Trust:
397,141	0.846% due 12/15/33 (e)	143,190
552,557	0.876% due 3/15/34 (e)	115,933
619,907	0.776% due 11/15/35 (e)	154,977
666,766	0.786% due 2/15/36 (e)	252,323
2,038,886	Credit-Based Asset Servicing & Securitization LLC, 5.704% due 12/25/36	1,107,610
332,611	CS First Boston Mortgage Securities Corp., 2.072% due 2/25/31 (e)	125,701
73,417	Finance America Net Interest Margin Trust, 5.250% due 6/27/34 (a)(b)(c)(f)	73
176,621	First Horizon ABS Trust, 0.682% due 10/25/34 (e)	43,076
157,651	Fremont Home Loan Trust, 2.172% due 2/25/34 (e)	43,058
2,150,000	Green Tree, 8.970% due 4/25/38 (c)(e)	1,576,586
136,380	Green Tree Financial Corp., 7.070% due 1/15/29	118,882
	GSAA Home Equity Trust:
2,460,000	0.822% due 3/25/37 (e)	416,177
4,800,000	0.822% due 5/25/47 (e)	1,460,574
59,579	GSAMP Trust, 0.622% due 1/25/36 (e)	8,247
111,843	Indymac Home Equity Loan Asset-Backed Trust, 0.692% due 4/25/36 (e)	39,880
	Option One Mortgage Loan Trust:
121,262	1.362% due 2/25/33 (e)	63,423
262,773	2.172% due 7/25/33 (e)	88,294
666,267	1.572% due 5/25/34 (e)	389,193
	RAAC Series:
119,583	0.792% due 5/25/36 (c)(e)	79,546
1,835,782	0.902% due 10/25/46 (c)(e)	807,523
324,834	Renaissance Home Equity Loan Trust, 2.422% due 3/25/34 (e)	100,457
138,812	SACO I Trust, 0.692% due 3/25/36 (e)	23,497
	Sail Net Interest Margin Notes:
141,210	7.750% due 4/27/33 (b)(c)(f)	16
35,690	5.500% due 3/27/34 (b)(c)(f)	4
218,785	Saxon Asset Securities Trust, 8.640% due 12/25/32	170,281
1,249,265	Structured Asset Securities Corp., 0.772% due 11/25/37 (a)(e)	894,883
261,542	WMC Mortgage Loan Pass-Through Certificates, 2.806% due 10/15/29 (e)	80,237

	Total Home Equity	8,997,494

Student Loan - 0.1%
990,000	Nelnet Student Loan Trust, 2.639% due 4/25/24 (e)	862,060

	TOTAL ASSET-BACKED SECURITIES (Cost - $21,926,567)	10,717,189

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.7%
380,000	American Home Mortgage Investment Trust, 1.322% due 11/25/45 (e)	39,941
1,800,000	Banc of America Commercial Mortgage Inc., 5.372% due 9/10/45 (e)	1,339,538
	Banc of America Funding Corp.:
848,643	4.555% due 6/20/35 (e)	368,751
618,191	4.555% due 6/20/35 (e)	269,418
139,037	Banc of America Mortgage Securities, 4.803% due 9/25/35 (e)	105,363
701,326	Bayview Commercial Asset Trust, 0.792% due 4/25/36 (a)(c)(e)	420,728
1,897,008	Bear Stearns ARM Trust, 5.778% due 2/25/36 (e)	923,013
989,814	Citigroup Mortgage Loan Trust Inc., 4.900% due 12/25/35 (e)	742,890
	Countrywide Alternative Loan Trust:
1,550,838	0.812% due 5/25/34 (e)	868,491
179,547	0.800% due 11/20/35 (e)	72,322
1,091,635	0.792% due 1/25/36 (e)	427,707
146,273	0.722% due 5/25/36 (e)	52,623
175,009	0.732% due 7/25/46 (e)	63,373
	Countrywide Home Loan, Mortgage Pass-Through Trust:
96,650	0.852% due 2/25/35 (e)	45,089

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2009

FACE AMOUNT	SECURITY	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 1.7% (continued)
$132,221	0.822% due 5/25/35 (e)	$54,921
1,800,000	Credit Suisse Mortgage Capital Certificates, 5.552% due 2/15/39 (e)	1,464,706
108,998	Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 4.944% due 8/25/35 (e)	86,896
	Downey Savings & Loan Association Mortgage Loan Trust:
418,722	0.976% due 9/19/44 (e)	164,246
121,731	0.766% due 3/19/45 (e)	47,791
144,461	2.743% due 3/19/46 (e)	49,117
144,461	2.743% due 3/19/47 (e)	34,490
	Federal Home Loan Mortgage Corp. (FHLMC):
62,764	6.000% due 3/15/34 (d)(e)	62,379
508,620	PAC, 6.000% due 4/15/34 (d)(e)	509,188
	GSMPS Mortgage Loan Trust:
3,509,708	5.536% due 6/25/34 (c)(e)	1,468,217
2,380,217	0.872% due 3/25/35 (c)(e)	1,472,906
117,573	GSR Mortgage Loan Trust, 5.131% due 10/25/35 (e)	56,647
	Harborview Mortgage Loan Trust:
121,208	0.956% due 11/19/34 (e)	60,520
137,439	0.906% due 1/19/35 (e)	57,475
70,956	Indymac Index Mortgage Loan Trust, 5.150% due 3/25/35 (a)(e)	29,792
250,000	JPMorgan Chase Commercial Mortgage Securities Corp., 5.814% due 6/12/43 (e)	177,658
	JPMorgan Mortgage Trust:
1,679,399	4.587% due 6/25/34 (e)	1,398,785
2,120,000	5.888% due 6/25/37 (a)(e)	898,574
4,631,356	Lehman XS Trust, 0.742% due 4/25/46 (e)	1,765,806
79,367	Luminent Mortgage Trust, 0.762% due 4/25/36 (e)	28,242
630,000	Merrill Lynch Mortgage Trust, 5.657% due 5/12/39 (e)	457,777
	MLCC Mortgage Investors Inc.:
288,456	1.442% due 4/25/29 (e)	110,666
344,186	1.402% due 5/25/29 (e)	128,232
	Structured ARM Loan Trust:
212,835	4.855% due 3/25/34 (e)	164,838
54,132	5.417% due 6/25/34 (e)	38,717
1,285,238	5.372% due 5/25/35 (e)	626,993
1,803,536	5.892% due 5/25/36 (e)	893,489
106,732	Structured Asset Mortgage Investments Inc., 0.732% due 5/25/46 (e)	38,416
	Structured Asset Securities Corp.:
1,077,198	5.500% due 3/25/19	963,318
324,618	1.622% due 2/25/28 (e)	308,173
206,292	1.522% due 3/25/28 (e)	172,774
	Thornburg Mortgage Securities Trust:
2,189,373	6.200% due 9/25/37 (e)	1,371,124
2,310,396	6.209% due 9/25/37 (e)	1,608,388
614,565	WaMu Mortgage Pass-Through Certificates, 0.842% due 1/25/45 (e)	273,993
669,338	Washington Mutual Inc., 0.882% due 10/25/45 (e)	177,817
	Washington Mutual Inc. Pass-Through Certificates:
93,964	5.917% due 9/25/36 (e)	53,287
205,809	0.792% due 12/25/45 (e)	84,043
113,110	0.812% due 12/25/45 (e)	47,132
126,035	Washington Mutual Inc., Pass-Through Certificates, 0.802% due 11/25/45 (e)	40,594
	Washington Mutual Mortgage Pass-Through Certificates:
716,993	0.862% due 1/25/45 (e)	315,405
3,840,727	2.573% due 6/25/47 (e)	1,689,920
2,138,577	Wells Fargo Alternative Loan Trust, 0.952% due 6/25/37 (e)	917,527
105,538	Wells Fargo Mortgage Backed Securities Trust, 5.240% due 4/25/36 (e)	63,985

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2009

FACE AMOUNT	SECURITY	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 1.7% (continued)
$109,428	Zuni Mortgage Loan Trust, 0.652% due 8/25/36 (e)	$104,198

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $43,165,223)	26,278,409

COLLATERALIZED SENIOR LOANS - 2.2%
CONSUMER DISCRETIONARY - 0.8%
Auto Components - 0.1%
1,000,000	Allison Transmission Inc., Term Loan B, 4.913% due 8/7/14 (e)	667,778
1,000,000	Visteon Corp., Term Loan, Tranch B, 4.426% due 6/20/13 (e)	156,875

	Total Auto Components	824,653

Diversified Consumer Services - 0.0%
987,500	Thomson Learning Hold, Term Loan B, 2.980% due 7/5/14 (e)	671,500

Hotels, Restaurants & Leisure - 0.1%
	Aramark Corp.:
58,426	Letter of Credit Facility Deposits, 1.875% due 1/31/14 (e)	50,904
919,664	Term Loan, 4.676% due 1/31/14 (e)	801,257
	Golden Nugget Inc.:
363,636	Delayed Draw Term Loan, 3.700% due 6/8/14 (e)	143,636
636,364	First Lien Term Loan, 2.983% due 6/14/14 (e)	251,364
994,987	Harrahs Operating Co. Inc., Term Loan, 6.536% due 12/28/15 (e)	598,548
1,030,518	Las Vegas Sands LLC, Term Loan, 2.250% due 5/8/14 (e)	551,971
984,810	MGM MIRAGE Inc., Term Loan B, 4.249% due 4/8/11 (e)	444,806

	Total Hotels, Restaurants & Leisure	2,842,486

Media - 0.4%
	Charter Communications, Term Loan B:
995,000	3.180% due 3/15/14 (e)	816,729
985,000	3.810% due 3/15/14 (e)	808,520
1,000,000	Citadel Broadcasting Corp., Term Loan A, 1.990% due 6/12/13 (e)	361,667
986,867	CMP Susquehanna Corp., Term Loan, 3.189% due 6/7/13 (e)	356,259
1,000,000	Dex Media West LLC, Term Loan, 7.000% due 10/13/14 (e)	442,500
1,481,724	Idearc Inc., Term Loan B, 3.220% due 11/1/14 (e)	572,316
1,176,250	LodgeNet Entertainment Corp., Term Loan B, 4.810% due 4/4/14 (e)	684,186
987,374	Regal Cinemas Corp., Term Loan B, 4.970% due 10/19/10 (e)	915,789
1,000,000	Univision Communications Inc., Term Loan B, 2.729% due 9/15/14 (e)	524,375
1,000,000	UPC Broadband Holding BV, Term Loan N, 2.247% due 3/30/14 (e)	869,000

	Total Media	6,351,341

Multiline Retail - 0.1%
1,500,000	Neiman Marcus Group Inc., Term Loan B, 2.985% due 3/13/13 (e)	871,641

Specialty Retail - 0.1%
987,437	Amscan Holdings Inc., Term Loan B, 4.557% due 5/1/13 (e)	775,138
984,887	Michaels Stores Inc., Term Loan B, 2.758% due 10/31/13 (e)	550,152

	Total Specialty Retail	1,325,290

	TOTAL CONSUMER DISCRETIONARY	12,886,911

CONSUMER STAPLES - 0.1%
Food Products - 0.1%
	Dole Food Co.:
98,447	Credit-Linked Deposit, 4.689% due 4/12/13 (e)	89,887
	Term Loan:
174,041	2.625% due 4/12/13 (e)	158,909
648,426	4.405% due 4/12/13 (e)	592,049

	Total Food Products	840,845

Household Products - 0.0%
500,000	Yankee Candle, Term Loan B, 3.340% due 1/15/14 (e)	332,857

	TOTAL CONSUMER STAPLES	1,173,702

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2009

FACE AMOUNT	SECURITY	VALUE
ENERGY - 0.2%
Energy Equipment & Services - 0.1%
994,950	Hercules Offshore LLC, Term Loan, 3.210% due 7/11/13 (e)	705,419

Oil, Gas & Consumable Fuels - 0.1%
	Ashmore Energy International:
95,952	Synthetic Revolving Credit Facility, 4.730% due 3/30/14 (e)	60,929
855,159	Term Loan, 4.361% due 3/30/14 (e)	543,026
1,976,200	Brand Energy and Infrastructure Services Inc., Term Loan B, 4.632% due 2/7/14 (e)	1,116,553

	Total Oil, Gas & Consumable Fuels	1,720,508

	TOTAL ENERGY	2,425,927

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
985,000	Chrysler Financial, Term Loan B, 4.560% due 8/3/12 (e)	531,284
980,477	Sally Holdings LLC, Term Loan B, 4.263% due 11/15/13 (e)	839,779

	Total Diversified Financial Services	1,371,063

Thrifts & Mortgage Finance - 0.0%
987,406	GM, Term Loan B, 4.148% due 12/15/13 (e)	418,413

	TOTAL FINANCIALS	1,789,476

HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.1%
	Bausch & Lomb Inc.:
795,181	Term Loan, 7.012% due 4/11/15 (e)	682,861
200,803	Term Loan B, 3.768% due 4/11/15 (e)	172,440

	Total Health Care Equipment & Supplies	855,301

Health Care Providers & Services - 0.1%
	Community Health Systems Inc.:
59,526	Delayed Draw Term Loan, 2.720% due 7/2/14 (e)	51,595
893,901	Term Loan B, 3.411% due 7/2/14 (e)	774,789
960,815	HCA Inc., Term Loan B, 3.709% due 11/1/13 (e)	819,815
6,723	Health Management Association, Term Loan B, 3.209% due 1/16/14 (e)	5,473
	IASIS Healthcare LLC, Term Loan:
931,124	2.528% due 6/15/14 (e)	508,315
64,153	5.704% due 6/15/14 (e)	28,227

	Total Health Care Providers & Services	2,188,214

Pharmaceuticals - 0.0%
628	Royalty Pharma, Term Loan B, 4.875% due 5/15/14 (e)	584

	TOTAL HEALTH CARE	3,044,099

INDUSTRIALS - 0.2%
Aerospace & Defense - 0.0%
712,986	Dubai Aerospace Enterprise, Term Loan, 6.550% due 7/31/14 (e)	360,058

Airlines - 0.1%
1,411,502	United Airlines Inc., Term Loan B, 2.563% due 1/12/14 (e)	688,892

Commercial Services & Supplies - 0.1%
984,962	US Investigations Services Inc., Term Loan B, 3.977% due 2/21/15 (e)	798,230

Electrical Equipment - 0.0%
987,342	Sensata Technologies, Term Loan, 2.934% due 4/27/13 (e)	426,532

	TOTAL INDUSTRIALS	2,273,712

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2009

FACE AMOUNT	SECURITY	VALUE
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
$1,935,500	First Data Corp., Term Loan, 3.223% due 10/15/14 (e)	$1,309,972

Semiconductors & Semiconductor Equipment - 0.0%
5,038	Freescale Semiconductor Inc., Term Loan, Tranch B, 4.221% due 12/1/13 (e)	2,100

	TOTAL INFORMATION TECHNOLOGY	1,312,072

MATERIALS - 0.2%
Chemicals - 0.0%
	Lyondell Chemical Co., Term Loan:
268,147	4.091% due 12/15/09 (e)	143,906
268,147	5.660% due 12/15/09 (e)	266,136
726,834	10.441% due 12/20/14 (e)	176,712

	Total Chemicals	586,754

Containers & Packaging - 0.1%
985,226	Graphic Packaging International, Term Loan C, 4.934% due 5/16/14 (e)	866,999

Paper & Forest Products - 0.1%
1,323,862	Georgia-Pacific Corp., Term Loan, 3.873% due 12/23/13 (e)	1,170,997
990,000	NewPage Corp., Term Loan, Tranche B, 4.804% due 11/5/14 (e)	681,120

	Total Paper & Forest Products	1,852,117

	TOTAL MATERIALS	3,305,870

TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.1%
3,580	Cablevision Systems Corp., Term Loan B, 2.083% due 3/30/13 (e)	3,256
675,000	Insight Midwest, Term Loan B, 4.470% due 4/10/14 (e)	593,759
498,728	Intelsat Corp., Term Loan, 5.288% due 6/30/13 (e)	434,891
1,000,000	Level 3 Communications Inc., Term Loan, 5.802% due 3/1/14 (e)	756,000

	Total Diversified Telecommunication Services	1,787,906

Wireless Telecommunication Services - 0.1%
994,911	MetroPCS Wireless Inc., Term Loan, 3.190% due 2/20/14 (e)	907,995
64,475	Telesat Canada, Delayed Draw Term Loan, Tranch B, 5.670% due 10/15/14 (e)	56,669
925,906	Telesat Ganada, Term Loan B, 4.180% due 10/15/14 (e)	813,805

	Total Wireless Telecommunication Services	1,778,469

	TOTAL TELECOMMUNICATION SERVICES	3,566,375

UTILITIES - 0.1%
Electric Utilities - 0.1%
1,234,394	TXU Corp., Term Loan B, 6.303% due 10/10/14 (e)	818,943

Independent Power Producers & Energy Traders - 0.0%
994,975	Calpine Corp., Term Loan B, 4.335% due 3/29/14 (e)	762,745

	TOTAL UTILITIES	1,581,688

	TOTAL COLLATERALIZED SENIOR LOANS (Cost - $48,654,787)	33,359,832

CORPORATE BONDS & NOTES - 18.9%
CONSUMER DISCRETIONARY - 2.1%
Auto Components - 0.1%
730,000	Allison Transmission Inc., Senior Notes, 11.250% due 11/1/15 (c)(g)	295,650
865,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	173,000
	Visteon Corp., Senior Notes:
2,584,000	8.250% due 8/1/10	142,120

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2009

FACE AMOUNT	SECURITY	VALUE
Auto Components - 0.1% (continued)
$3,210,000	12.250% due 12/31/16 (c)	$176,550

	Total Auto Components	787,320

Automobiles - 0.1%
	Ford Motor Co.:
95,000	Debentures, 8.875% due 1/15/22	28,975
2,645,000	Notes, 7.450% due 7/16/31	853,012
6,725,000	General Motors Corp., Senior Debentures, 8.250% due 7/15/23	823,813

	Total Automobiles	1,705,800

Diversified Consumer Services - 0.1%
	Education Management LLC/Education Management Finance Corp.:
455,000	Senior Notes, 8.750% due 6/1/14	432,250
1,445,000	Senior Subordinated Notes, 10.250% due 6/1/16	1,358,300

	Total Diversified Consumer Services	1,790,550

Hotels, Restaurants & Leisure - 0.4%
640,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14 (b)(f)	3,264
1,680,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	554,400
620,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	539,400
520,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	382,200
140,000	Mandalay Resort Group, Senior Subordinated Debentures, 7.625% due 7/15/13	21,700
1,700,000	McDonald’s Corp., Medium Term Notes, 5.350% due 3/1/18	1,796,735
	MGM MIRAGE Inc.:
1,500,000	Senior Notes, 7.625% due 1/15/17	540,000
1,670,000	Senior Subordinated Notes, 8.375% due 2/1/11	183,700
300,000	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	76,500
1,620,000	River Rock Entertainment Authority, Senior Secured Notes, 9.750% due 11/1/11	818,100
590,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	221,250
	Station Casinos Inc., Senior Notes:
300,000	6.000% due 4/1/12 (b)(f)	76,500
1,205,000	7.750% due 8/15/16 (b)(f)	283,175
250,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (c)	196,250

	Total Hotels, Restaurants & Leisure	5,693,174

Household Durables - 0.2%
600,000	K Hovnanian Enterprises Inc., Senior Notes, 8.625% due 1/15/17	168,000
1,495,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	1,278,225
3,000,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12	2,385,000

	Total Household Durables	3,831,225

Internet & Catalog Retail - 0.0%
105,000	Expedia Inc., Senior Notes, 8.500% due 7/1/16 (c)	89,775

Media - 1.0%
	Affinion Group Inc.:
1,030,000	Senior Notes, 10.125% due 10/15/13	787,950
250,000	Senior Subordinated Notes, 11.500% due 10/15/15	156,250
5,754,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15 (b)(f)	647,325
2,249,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13 (b)(f)	2,012,855
3,140,000	Cengage Learning Acquisitions Inc., Senior Notes, 10.500% due 1/15/15 (c)	1,624,950

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2009

FACE AMOUNT	SECURITY	VALUE
Media - 1.0% (continued)
$380,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11 (b)(f)	$4,275
1,280,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14 (b)(c)(f)	1,248,000
70,000	Clear Channel Communications Inc., Senior Notes, 6.250% due 3/15/11	14,350
225,000	Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13	240,824
	Comcast Corp.:
730,000	Notes, 6.500% due 1/15/15	726,754
1,950,000	Senior Notes, 6.500% due 1/15/17	1,933,244
2,420,000	DISH DBS Corp., Senior Notes, 7.750% due 5/31/15	2,238,500
4,110,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16 (f)	128,437
70,000	News America Inc., Senior Notes, 6.650% due 11/15/37	52,593
	R.H. Donnelley Corp.:
1,440,000	Senior Discount Notes, 6.875% due 1/15/13	86,400
2,175,000	Senior Notes, 8.875% due 1/15/16	135,937
310,000	Time Warner Entertainment Co., LP, Senior Notes, 8.375% due 7/15/33	293,998
	Time Warner Inc.:
190,000	Senior Debentures, 7.700% due 5/1/32	171,287
2,790,000	Senior Notes, 6.875% due 5/1/12	2,841,612

	Total Media	15,345,541

Multiline Retail - 0.2%
	Dollar General Corp.:
1,130,000	Senior Notes, 10.625% due 7/15/15	1,132,825
540,000	Senior Subordinated Notes, 11.875% due 7/15/17 (g)	533,250
2,885,000	Neiman Marcus Group Inc., Senior Notes, 9.000% due 10/15/15 (g)	941,232

	Total Multiline Retail	2,607,307

Specialty Retail - 0.0%
1,005,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	457,275

	TOTAL CONSUMER DISCRETIONARY	32,307,967

CONSUMER STAPLES - 0.7%
Food & Staples Retailing - 0.3%
	CVS Caremark Corp., Pass-Through Certificates:
236,394	5.298% due 1/11/27 (c)	171,721
1,309,065	6.943% due 1/10/30 (c)	1,000,411
	CVS Lease Pass-Through Trust:
674,170	5.880% due 1/10/28 (c)	503,004
748,472	6.036% due 12/10/28 (b)(c)	563,918
	Kroger Co., Senior Notes:
400,000	6.750% due 4/15/12	423,501
500,000	5.500% due 2/1/13	513,040
475,000	Wal-Mart Stores Inc., 4.550% due 5/1/13	504,949

	Total Food & Staples Retailing	3,680,544

Food Products - 0.2%
3,581,000	Dole Food Co. Inc., Senior Notes, 7.250% due 6/15/10	3,312,425

Tobacco - 0.2%
	Alliance One International Inc., Senior Notes:
430,000	8.500% due 5/15/12	367,650
580,000	11.000% due 5/15/12	542,300
1,960,000	Altria Group Inc., Senior Notes, 9.700% due 11/10/18	2,136,843

	Total Tobacco	3,046,793

	TOTAL CONSUMER STAPLES	10,039,762

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2009

FACE AMOUNT	SECURITY	VALUE
ENERGY - 2.9%
Energy Equipment & Services - 0.1%
$1,925,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	$1,232,000
20,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	14,900
500,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14	317,500
145,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	132,126

	Total Energy Equipment & Services	1,696,526

Oil, Gas & Consumable Fuels - 2.8%
500,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31	391,437
740,000	Anadarko Petroleum Corp., Senior Notes, 5.950% due 9/15/16	638,266
1,325,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	927,500
1,830,000	BP Capital Markets PLC, Guaranteed Notes, 5.250% due 11/7/13	1,960,737
	Chesapeake Energy Corp., Senior Notes:
965,000	9.500% due 2/15/15	943,287
2,125,000	6.375% due 6/15/15	1,800,937
1,540,000	6.875% due 1/15/16	1,301,300
175,000	7.250% due 12/15/18	144,594
525,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	417,375
1,130,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	1,128,142
	El Paso Corp.:
	Medium-Term Notes:
400,000	7.375% due 12/15/12	373,828
1,175,000	7.800% due 8/1/31	883,836
2,780,000	7.750% due 1/15/32	2,085,103
1,620,000	Senior Subordinated Notes, 7.000% due 6/15/17	1,387,823
1,760,000	Energy Transfer Partners LP, Senior Notes, 6.700% due 7/1/18	1,595,672
740,000	Enterprise Products Operating LLP, Junior Subordinated Notes, 8.375% due 8/1/66 (e)	496,395
2,125,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	1,657,500
	Gazprom, Loan Participation Notes:
2,420,000	6.212% due 11/22/16 (c)	1,766,600
100,000	Senior Notes, 6.510% due 3/7/22 (c)	65,000
80,000	Hess Corp., Notes, 7.300% due 8/15/31	69,770
1,045,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	674,025
	Kerr-McGee Corp., Notes:
2,600,000	6.875% due 9/15/11	2,658,859
1,730,000	6.950% due 7/1/24	1,328,405
145,000	7.875% due 9/15/31	118,222
	Kinder Morgan Energy Partners LP:
60,000	Notes, 6.750% due 3/15/11	61,213
	Senior Notes:
160,000	7.125% due 3/15/12	163,847
50,000	5.000% due 12/15/13	47,260
1,350,000	6.000% due 2/1/17	1,269,823
400,000	5.950% due 2/15/18	364,792
85,000	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13	63,325
	OPTI Canada Inc., Senior Secured Notes:
400,000	7.875% due 12/15/14	177,000
1,230,000	8.250% due 12/15/14	556,575
750,000	Overseas Shipholding Group Inc., Senior Notes, 7.500% due 2/15/24	446,250
1,350,000	Parker Drilling Co., Senior Notes, 9.625% due 10/1/13	911,250
77,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	55,151
60,000	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16	60,300
400,000	Petroplus Finance Ltd., Senior Notes, 7.000% due 5/1/17 (c)	290,000
1,900,000	Quicksilver Resources Inc., Senior Subordinated Notes, 7.125% due 4/1/16	912,000

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2009

FACE AMOUNT	SECURITY	VALUE
Oil, Gas & Consumable Fuels - 2.8% (continued)
$2,185,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (b)(c)(f)	$87,400
3,030,000	Stone Energy Corp., Senior Subordinated Notes, 6.750% due 12/15/14	1,212,000
1,060,000	Teekay Corp., Senior Notes, 8.875% due 7/15/11	1,022,900
	Whiting Petroleum Corp., Senior Subordinated Notes:
1,049,000	7.250% due 5/1/12	868,048
1,415,000	7.000% due 2/1/14	1,068,325
	Williams Cos. Inc.:
98,000	Debentures, 7.500% due 1/15/31	77,601
1,770,000	Notes, 8.750% due 3/15/32	1,609,999
	Senior Notes:
2,500,000	7.625% due 7/15/19	2,341,537
780,000	7.750% due 6/15/31	633,276
	XTO Energy Inc., Senior Notes:
1,820,000	7.500% due 4/15/12	1,907,447
800,000	5.500% due 6/15/18	744,381

	Total Oil, Gas & Consumable Fuels	41,766,313

	TOTAL ENERGY	43,462,839

FINANCIALS - 4.2%
Capital Markets - 0.3%
	Bear Stearns Co. Inc.:
	Senior Notes:
1,000,000	6.400% due 10/2/17	974,813
680,000	7.250% due 2/1/18	703,387
20,000	Subordinated Notes, 5.550% due 1/22/17	16,842
40,000	Credit Suisse USA Inc., Senior Notes, 5.500% due 8/16/11	40,149
80,000	Goldman Sachs Capital II, Junior Subordinated Bonds, 5.793% due 6/1/12 (e)(h)	33,327
	Goldman Sachs Group Inc.:
80,000	Notes, 4.500% due 6/15/10	79,852
1,700,000	Senior Notes, 6.150% due 4/1/18	1,555,406
4,150,000	Kaupthing Bank HF, Subordinated Notes, 7.125% due 5/19/16 (b)(c)(f)	10,375
130,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12 (e)(f)(h)	13
	Lehman Brothers Holdings Inc., Medium-Term Notes:
3,320,000	6.750% due 12/28/17 (f)	332
	Senior Notes:
50,000	5.250% due 2/6/12 (f)	6,625
460,000	6.200% due 9/26/14 (f)	60,950
	Merrill Lynch & Co. Inc.:
1,450,000	Notes, 6.875% due 4/25/18	1,135,802
270,000	Senior Notes, 5.450% due 2/5/13	221,517
	Morgan Stanley:
30,000	Medium-Term Notes, 1.593% due 10/18/16 (e)	20,147
100,000	Subordinated Notes, 4.750% due 4/1/14	81,844

	Total Capital Markets	4,941,381

Commercial Banks - 0.7%
50,000	BAC Capital Trust XIV, Junior Subordinated Notes, 5.630% due 3/15/12 (e)(h)	11,005
400,000	Depfa ACS Bank, 5.125% due 3/16/37 (b)(c)	209,967
	Glitnir Banki HF:
	Notes:
240,000	6.330% due 7/28/11 (b)(c)(f)	27,000
970,000	6.375% due 9/25/12 (b)(c)(f)	109,125
200,000	Subordinated Bonds, 7.451% due 9/14/16 (b)(c)(e)(f)(h)	120

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2009

FACE AMOUNT	SECURITY	VALUE
Commercial Banks - 0.7% (continued)
$520,000	Subordinated Notes, 6.693% due 6/15/16 (b)(c)(e)(f)	$312
330,000	HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds, 6.071% due 6/30/14 (c)(e)(h)	79,312
	ICICI Bank Ltd., Subordinated Bonds:
320,000	6.375% due 4/30/22 (c)(e)	176,752
100,000	6.375% due 4/30/22 (c)(e)	56,376
120,000	Landsbanki Islands HF, Senior Notes, 6.100% due 8/25/11 (b)(c)(f)	750
4,500,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (c)(e)(h)	2,071,975
1,710,000	RSHB Capital, Loan Participation Notes, Senior Secured Notes, 6.299% due 5/15/17 (c)	1,192,041
60,000	Santander Issuances SA Unipersonal, Subordinated Notes, 5.805% due 6/20/16 (c)(e)	44,650
4,575,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (c)(e)(h)	778,281
90,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36 (e)	50,571
	TuranAlem Finance BV, Bonds:
1,740,000	8.250% due 1/22/37 (c)	391,500
170,000	8.250% due 1/22/37 (c)	35,700
	Wachovia Corp.:
4,240,000	Medium Term Notes, 5.500% due 5/1/13	3,912,982
160,000	Subordinated Notes, 5.250% due 8/1/14	132,997
100,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	67,681
2,270,000	Wells Fargo Capital XV, Junior Subordinated Notes, 9.750% due 9/26/44 (e)	1,658,457

	Total Commercial Banks	11,007,554

Consumer Finance - 1.4%
3,730,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66 (e)	1,801,060
800,000	Caterpillar Financial Services Corp., Medium-Term Notes, 5.450% due 4/15/18	687,529
	Ford Motor Credit Co.:
4,400,000	Notes, 7.000% due 10/1/13	2,944,665
	Senior Notes:
5,169,000	9.750% due 9/15/10	4,253,560
3,537,000	6.570% due 6/15/11 (e)	2,498,006
130,000	12.000% due 5/15/15	98,611
1,389,000	GMAC, Notes, 5.625% due 5/15/09	1,314,755
	GMAC LLC:
	Senior Notes:
345,000	7.500% due 12/31/13 (c)	165,969
3,070,000	6.750% due 12/1/14 (c)	1,785,911
3,254,000	8.000% due 11/1/31 (c)	1,568,070
78,000	Subordinated Notes, 8.000% due 12/31/18 (c)	22,666
1,400,000	John Deere Capital Corp., Medium-Term Notes, 5.350% due 4/3/18	1,301,005
	SLM Corp.:
500,000	Medium-Term Notes, 2.211% due 1/31/14 (e)	157,710
	Senior Notes:
640,000	1.319% due 7/26/10 (e)	454,471
3,530,000	8.450% due 6/15/18	1,909,052

	Total Consumer Finance	20,963,040

Diversified Financial Services - 1.5%
600,000	AAC Group Holding Corp., Senior Discount Notes, 10.250% due 10/1/12 (c)	342,000
1,360,000	Aiful Corp., Notes, 5.000% due 8/10/10 (c)	476,106
674,784	Air 2 US, Notes, 8.027% due 10/1/19 (c)	371,131
	Bank of America Corp.:

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2009

FACE AMOUNT	SECURITY	VALUE
Diversified Financial Services - 1.5% (continued)
$330,000	5.125% due 11/15/14	$282,267
1,400,000	Notes, Preferred Securities, 8.000% due 1/30/18 (h)	561,302
400,000	Subordinated Notes, 5.420% due 3/15/17	243,452
200,000	Capital One Bank, Notes, 5.750% due 9/15/10	199,678
	Citigroup Inc., Notes:
3,320,000	6.500% due 8/19/13	3,053,620
1,510,000	6.875% due 3/5/38	1,320,247
1,300,000	Countrywide Home Loans Inc., Notes, 5.625% due 7/15/09	1,292,452
915,000	El Paso Performance-Linked Trust Certificates, Senior Notes, 7.750% due 7/15/11 (c)	881,663
	General Electric Capital Corp.:
4,500,000	Senior Notes, 5.625% due 5/1/18	3,919,518
1,470,000	Subordinated Debentures, 6.375% due 11/15/67 (e)	714,752
900,000	Glen Meadow Pass-Through Certificates, 6.505% due 2/12/67 (c)(e)	202,922
1,170,000	HSBC Finance Corp., Senior Notes, 8.000% due 7/15/10	1,103,766
180,000	International Lease Finance Corp., Medium-Term Notes, 4.375% due 11/1/09	162,071
	JPMorgan Chase & Co.:
1,490,000	Junior Subordinated Notes, 7.900% due 4/30/18 (h)	959,487
	Subordinated Notes:
250,000	5.750% due 1/2/13	238,971
30,000	6.125% due 6/27/17	27,643
	Leucadia National Corp., Senior Notes:
520,000	8.125% due 9/15/15	414,050
120,000	7.125% due 3/15/17	82,800
200,000	MUFG Capital Finance 1 Ltd., Preferred Securities, 6.346% due 7/25/16 (e)(h)	134,176
400,000	Pemex Finance Ltd., Notes, 9.030% due 2/15/11	410,062
100,000	SMFG Preferred Capital, Bonds, 6.078% due 1/25/17 (c)(e)(h)	61,687
	TNK-BP Finance SA, Senior Notes:
1,430,000	7.500% due 7/18/16 (c)	1,043,900
250,000	6.625% due 3/20/17 (c)	166,250
4,585,000	Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	4,069,188

	Total Diversified Financial Services	22,735,161

Insurance - 0.2%
	American International Group Inc.:
220,000	Medium-Term Notes, 5.850% due 1/16/18	86,241
2,760,000	Senior Notes, 8.250% due 8/15/18 (c)	1,182,348
130,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36	54,693
1,700,000	Pacific Life Global Funding, Notes, 5.150% due 4/15/13 (c)	1,602,561
490,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37 (e)	260,364

	Total Insurance	3,186,207

Real Estate Investment Trusts (REITs) - 0.0%
700,000	Forest City Enterprises Inc., Senior Notes, 6.500% due 2/1/17	262,500

Real Estate Management & Development - 0.0%
470,600	Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield 23.322% due 6/30/15 (a)(b)(c)	177,474
1,755,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15	307,125

	Total Real Estate Management & Development	484,599

Thrifts & Mortgage Finance - 0.1%
1,250,000	Ocwen Capital Trust I, Junior Subordinated Capital Securities, 10.875% due 8/1/27 (a)	964,062

	TOTAL FINANCIALS	64,544,504

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2009

FACE AMOUNT	SECURITY	VALUE
HEALTH CARE - 1.5%
Health Care Equipment & Supplies - 0.1%
	Biomet Inc., Senior Notes:
$230,000	10.375% due 10/15/17 (g)	$195,500
1,280,000	11.625% due 10/15/17	1,136,000

	Total Health Care Equipment & Supplies	1,331,500

Health Care Providers & Services - 1.4%
2,650,000	Aetna Inc., Senior Notes, 6.500% due 9/15/18	2,610,923
	Cardinal Health Inc.:
70,000	Senior Bonds, 5.850% due 12/15/17	63,896
1,350,000	Senior Notes, 5.800% due 10/15/16	1,241,830
	HCA Inc.:
2,090,000	Notes, 6.375% due 1/15/15	1,379,400
	Senior Secured Notes:
1,080,000	9.250% due 11/15/16	985,500
6,038,000	9.625% due 11/15/16 (g)	4,830,400
3,075,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	2,905,875
	Tenet Healthcare Corp., Senior Notes:
1,550,000	7.375% due 2/1/13	1,240,000
1,095,000	9.875% due 7/1/14	859,575
1,565,000	9.000% due 5/1/15 (c)	1,518,050
1,565,000	10.000% due 5/1/18 (c)	1,521,963
3,191,000	US Oncology Holdings Inc., Senior Notes, 6.904% due 3/15/12 (e)(g)	1,930,555
80,000	WellPoint Inc., Senior Notes, 5.875% due 6/15/17	75,325

	Total Health Care Providers & Services	21,163,292

Pharmaceuticals - 0.0%
2,243,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12 (b)(f)	11,215

	TOTAL HEALTH CARE	22,506,007

INDUSTRIALS - 1.9%
Aerospace & Defense - 0.2%
6,270,000	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15 (g)	736,725
5,465	Kac Acquisition Co., Subordinated Notes, 8.000% due 4/26/26 (a)(b)(f)	0
2,330,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	2,344,563

	Total Aerospace & Defense	3,081,288

Airlines - 0.1%
	Continental Airlines Inc., Pass-Through Certificates:
41,906	8.312% due 4/2/11 (a)	32,687
230,000	7.339% due 4/19/14	143,750
2,020,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15 (c)	515,100
	United Airlines Inc., Pass-Through Certificates:
245,469	7.811% due 10/1/09 (a)	252,795
230,000	6.831% due 3/1/10	230,000
162,820	8.030% due 7/1/11	162,820
105,000	6.932% due 9/1/11 (a)	126,143

	Total Airlines	1,463,295

Building Products - 0.5%
5,000,000	American Standard Co. Inc., Senior Notes, 8.250% due 6/1/09	5,017,235
3,515,000	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12	2,794,425
1,060,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	111,300

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2009

FACE AMOUNT	SECURITY	VALUE
Building Products - 0.5% (continued)
$3,116,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 18.030% due 3/1/14	$202,540

	Total Building Products	8,125,500

Commercial Services & Supplies - 0.3%
700,000	Allied Waste North America Inc., Senior Notes, 6.875% due 6/1/17	637,961
1,710,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	1,611,675
1,420,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14	702,900
2,050,000	US Investigations Services Inc., Senior Subordinated Notes, 10.500% due 11/1/15 (c)	1,573,375
570,000	Waste Management Inc., Senior Notes, 6.375% due 11/15/12	574,426

	Total Commercial Services & Supplies	5,100,337

Construction & Engineering - 0.1%
860,000	CSC Holdings Inc., Senior Notes, 8.500% due 6/15/15 (c)	844,950

Electrical Equipment - 0.0%
490,000	Sensata Technologies B.V., Senior Notes, 8.000% due 5/1/14	149,450

Industrial Conglomerates - 0.2%
450,000	General Electric Co., Notes, 5.000% due 2/1/13	450,438
	Tyco International Group SA:
1,170,000	Notes, 6.000% due 11/15/13	1,101,889
300,000	Senior Notes, 6.375% due 10/15/11	304,121
1,780,000	Tyco International Ltd./Tyco International Finance SA, Senior Bonds, 6.875% due 1/15/21	1,491,200

	Total Industrial Conglomerates	3,347,648

Road & Rail - 0.3%
3,445,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	1,515,800
	Kansas City Southern de Mexico, Senior Notes:
2,090,000	9.375% due 5/1/12	1,912,350
30,000	7.625% due 12/1/13	24,450
350,646	Union Pacific Corp., Pass-Through Certificates, 5.404% due 7/2/25 (a)	410,210

	Total Road & Rail	3,862,810

Trading Companies & Distributors - 0.2%
2,690,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (c)	1,546,750
1,040,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	660,400
2,075,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (b)(c)	684,750

	Total Trading Companies & Distributors	2,891,900

Transportation Infrastructure - 0.0%
	Swift Transportation Co., Senior Secured Notes:
380,000	8.984% due 5/15/15 (c)(e)	85,500
990,000	12.500% due 5/15/17 (c)	222,750

	Total Transportation Infrastructure	308,250

	TOTAL INDUSTRIALS	29,175,428

INFORMATION TECHNOLOGY - 0.2%
Electronic Equipment, Instruments & Components - 0.0%
	NXP BV/NXP Funding LLC:
1,780,000	Senior Notes, 9.500% due 10/15/15	200,250
380,000	Senior Secured Notes, 3.844% due 10/15/13 (e)	65,550

	Total Electronic Equipment, Instruments & Components	265,800

IT Services - 0.2%
430,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15 (g)	165,550

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2009

FACE AMOUNT	SECURITY	VALUE
IT Services - 0.2% (continued)
$2,878,000	SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15	$2,028,990

	Total IT Services	2,194,540

Semiconductors & Semiconductor Equipment - 0.0%
1,500,000	Freescale Semiconductor Inc., Senior Subordinated Notes, 10.125% due 12/15/16	277,500

Software - 0.0%
110,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	67,925

	TOTAL INFORMATION TECHNOLOGY	2,805,765

MATERIALS - 1.3%
Chemicals - 0.1%
150,000	Arco Chemical Co., Debentures, 9.800% due 2/1/20 (b)(f)	15,750
	Georgia Gulf Corp., Senior Notes:
367,000	9.500% due 10/15/14 (b)	63,308
1,485,000	10.750% due 10/15/16 (b)	111,375
235,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	97,525
1,020,000	PPG Industries Inc., Senior Notes, 6.650% due 3/15/18	999,210

	Total Chemicals	1,287,168

Containers & Packaging - 0.0%
765,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (c)	539,325

Metals & Mining - 0.9%
2,650,000	Barrick Gold Financeco LLC, Senior Notes, 6.125% due 9/15/13	2,728,466
4,085,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	3,824,863
1,725,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	1,043,625
520,000	Noranda Aluminium Acquisition Corp., Senior Notes, 6.595% due 5/15/15 (e)(g)	163,800
2,175,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	880,875
2,960,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15 (c)	1,694,600
	Steel Dynamics Inc., Senior Notes:
240,000	7.375% due 11/1/12	188,400
2,590,000	7.750% due 4/15/16 (c)	1,787,100
	Vale Overseas Ltd., Notes:
50,000	8.250% due 1/17/34	49,720
2,050,000	6.875% due 11/21/36	1,780,505

	Total Metals & Mining	14,141,954

Paper & Forest Products - 0.3%
3,000,000	Abitibi-Consolidated Co. of Canada, Senior Secured Notes, 13.750% due 4/1/11 (b)(c)(f)	2,595,000
2,845,000	Appleton Papers Inc., Senior Subordinated Notes, 9.750% due 6/15/14	526,325
2,105,000	NewPage Corp., Senior Secured Notes, 7.420% due 5/1/12 (e)	684,125
600,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	577,513

	Total Paper & Forest Products	4,382,963

	TOTAL MATERIALS	20,351,410

TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 1.4%
1,225,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	1,203,569
10,000	Embarq Corp., Notes, 7.995% due 6/1/36	7,517
455,000	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10 (a)(b)(f)	0
2,225,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15 (b)(f)	22,250
3,610,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	3,519,750

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2009

FACE AMOUNT	SECURITY	VALUE
Diversified Telecommunication Services - 1.4% (continued)
$470,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	$486,411
	Level 3 Financing Inc., Senior Notes:
500,000	9.250% due 11/1/14	347,500
300,000	5.474% due 2/15/15 (e)	154,500
3,020,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16 (c)	2,838,800
3,645,000	Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14	3,171,150
380,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15	320,821
1,585,000	Verizon Florida Inc., Senior Notes, 6.125% due 1/15/13	1,596,604
3,060,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	2,861,100
2,110,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15 (c)	2,099,450
2,060,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	2,034,250

	Total Diversified Telecommunication Services	20,663,672

Wireless Telecommunication Services - 0.7%
480,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17 (c)(g)	571,577
130,000	Cellco Partnership, Senior Notes, 8.500% due 11/15/18 (c)	148,752
165,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14	160,875
4,400,000	New Cingular Wireless Services Inc., Notes, 8.125% due 5/1/12	4,800,189
60,000	Nextel Communications Inc., Senior Notes, 6.875% due 10/31/13	34,500
	Sprint Capital Corp., Senior Notes:
3,385,000	8.375% due 3/15/12	3,063,425
1,000,000	6.875% due 11/15/28	615,000
10,000	8.750% due 3/15/32	6,750
3,060,000	True Move Co., Ltd., Notes, 10.750% due 12/16/13 (c)	1,484,100

	Total Wireless Telecommunication Services	10,885,168

	TOTAL TELECOMMUNICATION SERVICES	31,548,840

UTILITIES - 2.0%
Electric Utilities - 0.2%
90,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12	95,231
30,000	Exelon Corp., Bonds, 5.625% due 6/15/35	20,095
	FirstEnergy Corp., Notes:
360,000	6.450% due 11/15/11	360,540
840,000	7.375% due 11/15/31	685,237
	Pacific Gas & Electric Co.:
50,000	First Mortgage Bonds, 6.050% due 3/1/34	49,082
500,000	Senior Notes, 4.200% due 3/1/11	507,949
2,330,000	Texas Competitive Electric Holdings Co. LLC, Senior Notes, 10.500% due 11/1/16 (g)	873,750

	Total Electric Utilities	2,591,884

Gas Utilities - 0.1%
2,410,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	2,301,550

Independent Power Producers & Energy Traders - 1.6%
	AES Corp., Senior Notes:
717,000	8.875% due 2/15/11	709,830
3,000,000	7.750% due 3/1/14	2,700,000
420,000	7.750% due 10/15/15	368,550
3,570,000	8.000% due 10/15/17	3,079,125
390,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	255,450
3,000,000	Dynegy Inc., Bonds, 7.670% due 11/8/16	2,272,500
	Edison Mission Energy, Senior Notes:
1,130,000	7.750% due 6/15/16	864,450
765,000	7.200% due 5/15/19	535,500

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2009

FACE AMOUNT	SECURITY	VALUE
Independent Power Producers & Energy Traders - 1.6% (continued)
$600,000	7.625% due 5/15/27	$363,000
9,280,000	Energy Future Holdings Corp., Senior Notes, 11.250% due 11/1/17 (g)	3,967,200
2,552,651	Mirant Mid Atlantic LLC, Pass-Through Certificates, 10.060% due 12/30/28	2,425,019
	NRG Energy Inc., Senior Notes:
1,300,000	7.250% due 2/1/14	1,225,250
5,185,000	7.375% due 2/1/16	4,835,012
200,000	7.375% due 1/15/17	186,500
1,325,000	TXU Corp., Senior Notes, 5.550% due 11/15/14	499,640

	Total Independent Power Producers & Energy Traders	24,287,026

Multi-Utilities - 0.1%
	Dominion Resources Inc., Senior Notes:
600,000	5.700% due 9/17/12	612,151
910,000	8.875% due 1/15/19	1,031,936

	Total Multi-Utilities	1,644,087

	TOTAL UTILITIES	30,824,547

	TOTAL CORPORATE BONDS & NOTES (Cost - $431,820,617)	287,567,069

CONVERTIBLE BOND & NOTE - 1.3%
INFORMATION TECHNOLOGY - 1.3%
Internet Software & Services - 1.3%
28,774,000	VeriSign Inc., 3.250% due 8/15/37 (Cost - $19,085,780)	19,026,808

MORTGAGE-BACKED SECURITIES - 3.1%
FHLMC - 1.3%
	Federal Home Loan Mortgage Corp. (FHLMC):
30,575	8.000% due 7/1/20 (d)	32,446
8,605,009	5.110% due 6/1/35 (d)(e)	8,862,271
269,083	6.693% due 8/1/36 (d)(e)	281,889
738,505	6.449% due 9/1/36 (d)(e)	770,695
541,226	5.909% due 5/1/37 (d)(e)	564,202
	Gold:
647,757	7.000% due 6/1/17 (d)	677,273
128,495	8.500% due 9/1/25 (d)	141,051
926,656	6.500% due 3/1/26-8/1/29 (d)	986,231
6,605,970	6.000% due 9/1/32-2/1/36 (d)	6,921,571

	TOTAL FHLMC	19,237,629

FNMA - 1.7%
	Federal National Mortgage Association (FNMA):
633,734	6.500% due 10/1/10-5/1/29 (d)	673,992
327,522	8.000% due 12/1/12-2/1/31 (d)	335,518
433,716	5.500% due 1/1/14 (d)	455,975
2,213,379	7.000% due 3/15/15-6/1/32 (d)	2,377,713
7,565,124	5.000% due 7/1/18-7/1/38 (d)	7,826,197
268,548	4.500% due 11/1/23 (d)	276,006
36,093	9.000% due 1/1/24 (d)	39,690
691,144	7.500% due 11/1/26-7/1/32 (d)	746,144
42,902	8.500% due 10/1/30 (d)	46,977
137,069	5.129% due 9/1/35 (d)(e)	141,002
422,273	5.567% due 8/1/37 (d)(e)	437,570
1,450,541	6.000% due 7/1/38 (d)	1,516,937
2,200,000	5.000% due 4/13/39 (d)(i)	2,270,468
5,000,000	5.500% due 4/13/39 (d)(i)	5,189,845

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2009

FACE AMOUNT	SECURITY	VALUE
$3,400,000	6.000% due 4/13/39 (d)(i)	$3,551,405
800,000	6.500% due 4/13/39 (d)(i)	842,626

	TOTAL FNMA	26,728,065

GNMA - 0.1%
1,135,124	Government National Mortgage Association (GNMA), 7.000% due 2/15/24- 12/15/31	1,219,998

	TOTAL MORTGAGE-BACKED SECURITIES (Cost - $45,603,369)	47,185,692

SOVEREIGN BONDS - 0.2%
Mexico - 0.0%
	United Mexican States, Medium-Term Notes:
486,000	5.625% due 1/15/17	477,738
190,000	6.750% due 9/27/34	179,892

	Total Mexico	657,630

Russia - 0.1%
1,942,360	Russian Federation, 7.500% due 3/31/30 (c)	1,850,933

Supranational - 0.1%
1,200,000	Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12	1,183,879

	TOTAL SOVEREIGN BONDS (Cost - $3,961,978)	3,692,442

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 1.6%
U.S. Government Agencies - 1.5%
475,000	Federal Farm Credit Bank (FFCB), 3.750% due 4/9/10	488,088
	Federal Home Loan Bank (FHLB):
20,000,000	1.050% due 2/23/10	20,020,740
420,000	Bonds, 5.500% due 8/13/14	479,100
300,000	Global Bonds, 5.500% due 7/15/36	343,858
	Federal National Mortgage Association (FNMA):
790,000	Notes, 5.625% due 5/19/11 (d)	793,792
660,000	Subordinated Notes, 5.250% due 8/1/12 (d)	691,541
190,000	Tennessee Valley Authority, Bonds, 5.980% due 4/1/36	217,112

	Total U.S. Government Agencies	23,034,231

U.S. Government Obligations - 0.1%
	U.S. Treasury Bonds:
20,000	8.750% due 5/15/17	28,856
20,000	4.750% due 2/15/37	23,969
525,000	U.S. Treasury Strip Principal (STRIPS), zero coupon bond to yield 4.350% due 5/15/13	490,054

	Total U.S. Government Obligations	542,879

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $23,306,390)	23,577,110

U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.4%
	U.S. Treasury Bonds, Inflation Indexed:
4,878,321	2.375% due 1/15/27 (j)	5,111,563
359,576	3.875% due 4/15/29 (j)	463,404

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $5,105,566)	5,574,967

WARRANTS
WARRANTS - 0.0%
505	Cybernet Internet Services International Inc., Expires 7/1/09(a)(b)(c)*	0

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2009

WARRANTS	SECURITY	VALUE
WARRANTS - 0.0% (continued)
455	GT Group Telecom Inc., Class B Shares, Expires 2/1/10(a)(b)(c)*	$0
505	Merrill Corp., Class B Shares, Expires 5/1/09(a)(b)(c)*	0

	TOTAL WARRANTS (Cost - $97,812)	0

CONTRACTS
PURCHASED OPTIONS - 0.6%
1,910	S&P 500 Index, Put @ $650.00, Expires 12/19/09 (Cost - $10,043,220)	9,168,000

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $2,160,744,877)	1,474,458,385

FACE AMOUNT
SHORT-TERM INVESTMENTS - 8.2%
U.S. Government Agency - 0.8%
$12,000,000	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes, 0.370% due 5/5/09 (d)(k) (Cost - $11,995,807)	11,995,807

U.S. Government Obligations - 0.3%
5,000,000	U.S. Treasury Bills, 0.150% due 6/25/09 (k) (Cost - $4,998,235)	4,998,230

Repurchase Agreements - 7.1%
28,999,000	Interest in $36,366,000 joint tri-party repurchase agreement dated 3/31/09 with Deutsche Bank Securities Inc., 0.190% due 4/1/09; Proceeds at maturity - $28,999,153 (Fully collateralized by various U.S. government agency obligations, 2.000% to 6.000% due 12/10/10 to 4/19/35; Market value - $29,579,452)	28,999,000
28,999,000	Interest in $36,548,000 joint tri-party repurchase agreement dated 3/31/09 with Barclays Capital Inc., 0.170% due 4/1/09; Proceeds at maturity - $28,999,137; (Fully collateralized by U.S. government agency obligations, 5.125% due 5/15/16; Market value - $29,579,067)	28,999,000
28,999,000	Interest in $536,223,000 joint tri-party repurchase agreement dated 3/31/09 with Greenwich Capital Markets Inc., 0.200% due 4/1/09; Proceeds at maturity - $28,999,161; (Fully collateralized by various U.S. government agency obligations, 3.200% to 7.125% due 11/3/09 to 11/17/17; Market value - $29,579,064)	28,999,000
20,265,000	Morgan Stanley tri-party repurchase agreement dated 3/31/09, 0.160% due 4/1/09; Proceeds at maturity - $20,265,090; (Fully collateralized by U.S. government agency obligations, 2.625% due 3/19/12 ; Market value - $20,795,622)	20,265,000

	Total Repurchase Agreements (Cost - $107,262,000)	107,262,000

	TOTAL SHORT-TERM INVESTMENTS (Cost - $124,256,042)	124,256,037

	TOTAL INVESTMENTS - 105.3% (Cost - $2,285,000,919#)	1,598,714,422
	Liabilities in Excess of Other Assets - (5.3)%	(79,974,564)

	TOTAL NET ASSETS - 100.0%	$1,518,739,858

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(b)	Illiquid security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2009.

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2009

(f)	Security is currently in default.

(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ADR	— American Depositary Receipt
ARM	— Adjustable Rate Mortgage
GMAC	— General Motors Acceptance Corp.
GSAMP	— Goldman Sachs Alternative Mortgage Products
MLCC	— Merrill Lynch Credit Corporation
PAC	— Planned Amortization Class
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options

Contracts	Security	Expiration Date	Strike Price	Value
3,996	Adobe Systems Inc., Call	1/16/10	$17.50	$2,585,412
2,481	Agnico Eagle Mines Ltd., Call	1/16/10	45.00	4,701,495
1,718	Air Products & Chemicals Inc., Call	1/16/10	45.00	2,542,640
5,262	American Tower Corp., Call	1/16/10	30.00	2,841,480
690	Barrick Gold Corp., Call	1/16/10	30.00	552,000
2,245	Barrick Gold Corp., Call	1/16/10	27.50	2,076,625
4,934	Commercial Metals Co., Call	6/20/09	12.50	690,760
1,666	Devon Energy Corp., Call	1/16/10	50.00	1,149,540
10,793	EMC Corp., Call	1/16/10	12.50	1,867,189
5,745	Halliburton Co., Call	1/16/10	15.00	2,079,690
1,110	Johnson & Johnson, Call	10/16/10	50.00	710,400
3,782	Kraft Foods Inc., Call	1/16/10	25.00	491,660
945	L-3 Communications Holdings Corp., Call	1/16/10	70.00	763,560
916	L-3 Communications Holdings Corp., Call	1/16/10	60.00	1,186,220
9,455	McDermott International Inc., Call	8/22/09	10.00	4,349,300
17,653	Microsoft, Call	1/16/10	17.50	6,178,550
700	Newmont Mining Corp., Call	1/16/10	35.00	1,015,000
2,092	Newmont Mining Corp., Call	1/16/10	30.00	3,608,700
3,310	Novartis AG, Call	1/16/10	40.00	1,141,950
2,396	Oracle Corp., Call	1/16/10	15.00	1,078,200
5,497	Oracle Corp., Call	1/16/10	17.50	1,759,040
3,938	Schwab Charles Corp., Call	6/20/09	12.50	1,378,300
5,809	Schwab Charles Corp., Call	1/16/10	10.00	3,775,850
3,698	Time Warner Inc., Call	1/16/10	10.00	406,780
6,228	Travelers Cos. Inc., Call	1/16/10	40.00	4,702,140
2,174	United Technologies Corp., Call	1/16/10	45.00	1,065,260
3,998	Walt Disney Co., Call	1/16/10	17.50	1,359,320

	Total Written Options (Premiums Received - $60,301,161)			$56,057,061

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Partners Capital and Income Fund (the “Fund”), is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	March 31, 2009	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in Securities	$1,598,714,422	$973,725,505	$624,024,855	$964,062
Other Financial Instruments*	(55,332,508)	(54,525,230)	(807,278)	—

Total	$1,543,381,914	$919,200,275	$623,217,577	$964,062

*	Other financial instruments may include written options, futures, swaps and forward contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities
Balance as of December 31, 2008	$1,124,673
Accrued Premiums/Discounts	3,355
Realized Gain (Loss)	(1,247,722	) (1)

Notes to Schedule of Investments (unaudited) (continued)

Change in unrealized appreciation (depreciation)	1,369,238	(1)
Net purchases (sales)	—
Transfers in and/or out of Level 3	(285,482)

Balance as of March 31, 2009	$964,062

Net unrealized appreciation (depreciation) for investments in securities still held at the reporting date	$4,095,158

(1)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For non-U.S. and foreign denominated futures held in the Fund, payment is not sent daily, but is recorded as a net payable or receivable by the Fund to or from the futures broker, which holds cash collateral from the Fund. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The Fund may enter into futures contracts for various reasons, including in connection with their interest rate management strategy. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in interest rates, if applicable. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. The nature and risks of these financial instruments and other reasons for using them are set forth more fully in the Funds’ prospectus and statement of additional information.

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option

Notes to Schedule of Investments (unaudited) (continued)

is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. As disclosed in the Fair Values of Derivatives – Balance Sheet table that follows each Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of March 31, 2009 was $5,706. If a defined credit event had occurred as of March 31, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay $14,500,000 less the value of the contracts’ related reference obligations.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Mortgage Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

Notes to Schedule of Investments (unaudited) (continued)

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(h) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(j) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Credit and Market Risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Investments in structured securities (such as those issued by Structured Investment Vehicles, or SIVs) which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market

Notes to Schedule of Investments (unaudited) (continued)

conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments may result in a lack of correlation between their credit ratings and values.

(m) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$21,958,738
Gross unrealized depreciation	(708,245,235)

Net unrealized depreciation	$(686,286,497)

At March 31, 2009, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90 Day Eurodollar	43	6/09	$10,507,168	$10,631,750	$124,582
90 Day Eurodollar	185	9/09	45,515,658	45,743,563	227,905
90 Day Eurodollar	13	3/10	3,202,284	3,207,750	5,466
90 Day Eurodollar	14	9/10	3,442,313	3,443,475	1,162
Euro Bundes Obligationer	16	6/09	2,632,096	2,641,402	9,306
U.S. Treasury 30-Year Bonds	108	6/09	13,629,447	14,007,938	378,491
U.S. Treasury 2-Year Notes	1	6/09	216,630	217,891	1,261
U.S. Treasury 5-Year Notes	832	6/09	97,676,690	98,813,000	1,136,310

					1,884,483

Contracts to Sell:
U.S. Treasury 10-Year Notes	131	6/09	15,901,582	16,254,234	(352,652)

Net unrealized gain on open future contracts					$1,531,831

During the period ended March 31, 2009, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums Received
Written options, outstanding December 31, 2008	86	$61,942
Options written	147,312	77,554,835
Options closed	(34,124)	(17,266,360)
Options expired	(43)	(49,256)

Written options, outstanding March 31, 2009	113,231	$60,301,161

At March 31, 2009, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain(Loss)
Contracts to Buy:
British Pound	2,784,000	$3,989,046	5/12/09	$(80,048)
Euro	5,150,000	6,832,488	5/12/09	31,398
Japanese Yen	835,590,000	8,448,546	5/12/09	(982,492)

				(1,031,142)

Notes to Schedule of Investments (unaudited) (continued)

Contracts to Sell:
British Pound	2,784,000	3,989,046	5/12/09	(133,206)
Euro	5,960,000	7,907,113	5/12/09	(194,873)
Japanese Yen	835,510,000	8,447,738	5/12/09	801,792
British Pound	603,000	864,122	6/11/09	15,137
British Pound	1,905,000	2,729,937	6/11/09	(2,548)
British Pound	5,644,000	8,088,064	6/11/09	(256,732)

				229,570

Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(801,572)

At March 31, 2009, the Fund held the following swap contracts:

CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION(1)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED DEPRECIATION
Morgan Stanley & Co., Inc. (CDX North America Crossover Index)	$14,500,000	12/20/13	1.500% quarterly	$(515,927)	$(510,221)	$(5,706)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2009.

Notes to Schedule of Investments (unaudited) (continued)

Primary Underlying Risk Disclosure	Futures Contracts		Written Options, at Value	Forward Foreign Currency Contracts		Swap Contracts		Total
	Unrealized Appreciation	Unrealized Depreciation		Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation
Interest Rate Contracts	$1,884,483	$(352,652)	—	—	—	—	—	$1,531,831
Foreign Exchange Contracts	—	—	—	$848,327	$(1,649,899)	—	—	(801,572)
Credit Contracts	—	—	—	—	—	—	$(5,706)	(5,706)
Equity Contracts	—	—	$(56,057,061)	—	—	—	—	(56,057,061)
Other Contracts	—	—	—	—	—	—	—	—

Total	$1,884,483	$(352,652)	$(56,057,061)	$848,327	$(1,649,899)	—	$(5,706)	$(55,332,508)

3. Recent Accounting Pronouncement

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds’ financial statement disclosures.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Equity Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	May 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	May 28, 2009

By	/s/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date:	May 28, 2009